UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):April 25, 2011

CELANESE CORPORATION
(Exact Name of Registrant as specified in its charter)

DELAWARE	001-32410	98-0420726
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1601 West LBJ Freeway, Dallas, Texas 75234-6034

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000

Not Applicable

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

     On April 21, 2011, the Company held its Annual Meeting of Stockholders. During this meeting, our stockholders were asked to consider and vote upon four proposals: (1) to elect three Class I Directors to our Board of Directors to serve for a term which expires at the annual meeting of stockholders in 2014 or until their successors are duly elected and qualified, (2) approval of an advisory vote on executive compensation, (3) designation of frequency of periodic advisory votes on executive compensation, and (4) to ratify the appointment of our independent registered public accounting firm.

     On the record date of February 23, 2011, there were 156,037,896 shares of the Company’s Series A common stock issued and outstanding and entitled to be voted at the annual meeting, if represented. For each proposal, the results of the shareholder voting were as follows:

1. Election of directors. All of the nominees for Class I directors were elected to serve for a term which expires at the annual meeting of stockholders in 2014, by the votes set forth in the table below.

Nominee	Voted For	Voted Against	Abstain	Broker Non-Votes
Martin G. McGuinn	131,182,127	210,445	99,124	6,604,224
Daniel S. Sanders	128,207,122	3,186,020	98,554	6,604,224
John K. Wulff	110,280,564	21,040,556	170,576	6,604,224

2. Advisory vote on executive compensation. The stockholders approved on an advisory basis the compensation of our named executive directors by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
127,084,404	4,314,541	92,751	6,604,224

3. Frequency of periodic advisory votes on executive compensation. The stockholders approved on an advisory basis the holding of an advisory vote on executive compensation every one year by the votes set forth in the table below.

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
113,723,081	150,121	17,580,290	38,204	6,604,224

Based on these results, and consistent with the Company’s previous recommendation, the Company’s Board of Directors determined to hold its advisory vote on the compensation of our named executive officers annually until the next frequency vote. A frequency vote is required to be held at least once every six years.

4. Ratification of appointment of independent registered public accounting firm. The appointment of KPMG LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified by the stockholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain
137,808,519	193,460	93,941

The proposal to ratify the appointment of KPMG LLC was a routine matter and, therefore, there were no broker non-votes relating to this matter.

Item 8.01 Other Events

 On April 25, 2011, the Company issued a press release announcing that its Board of Directors had approved a 20% increase in the Company’s quarterly common stock dividend. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 8.01.

On April 25, 2011, the Company also announced that its Board of Directors has approved an increase in its existing share repurchase authorization to a total of $200 million of its Series A common stock. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 8.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit
99.1	Press Release dated April 25, 2011

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By	/s/ James R. Peacock III
	Name:	James R. Peacock III
	Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary

Date: April 25, 2011

Exhibit Index

Exhibit Number	Exhibit
99.1	Press Release dated April 25, 2011